UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 23, 2009
ASTRONICS CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-7087	16-0959303

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Commerce Way East Aurora, New York	14052

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (716) 805-1599
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
The disclosure set forth in Item 2.03 below is incorporated in this Item 1.01 by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Astronics Corporation (the “Company”) amended its existing credit facility (“Amendment No. 2”) which include modifications to the financial covenants relating to the fixed charge coverage ratio, maximum leverage ratio and the minimum net worth covenants. Also, in conjunction with Amendment No. 2, the Company prepaid $8.0 million of principal on its Senior Term Notes, reduced the scheduled quarterly principal payments on the Senior Term Notes from $2.0 million to $1.0 million per quarter beginning with the April 1, 2010 scheduled payment extending through the October 1, 2012 scheduled payment, increased the applicable margin on its pricing grid by 50 basis points, reduced the maximum revolver from $45.0 million to $35.0 million and paid 50 basis points as an amendment fee totaling approximately $0.3 million on the date of the Amendment.
A copy of Amendment No. 2 and the related bank notes are filed as Exhibits 10.1 through 10.4 to this Current Report on Form 8-K.
The above description does not purport to be complete and is qualified in its entirety by reference to Amendment No. 2 and the related bank notes, which are filed as Exhibits 10.1 through 10.4 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

10.1	Amendment No. 2 to the Amended and Restated Credit Agreement dated as of December 23, 2009 among Astronics Corporation, the Lenders party thereto, HSBC Bank USA, National Association.

10.2	$10,705,882.35 Term Note Dated December 23, 2009 between Astronics Corporation and HSBC Bank USA, National Association.

10.3	$10,705,882.35 Term Note Dated December 23, 2009 between Astronics Corporation and Bank of America, N.A.

10.4	$4,588,235.30 Term Note Dated December 23, 2009 between Astronics Corporation and KeyBank National Association.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astronics Corporation
Dated: December 23, 2009	By:	/s/ David C. Burney
		Name:	David C. Burney
Vice President and CFO

EXHIBIT INDEX

Exhibit	Description

10.1	Amendment No. 2 to the Amended and Restated Credit Agreement dated as of December 23, 2009 among Astronics Corporation, the Lenders party thereto, HSBC Bank USA, National Association.

10.2	$10,705,882.35 Term Note Dated December 23, 2009 between Astronics Corporation and HSBC Bank USA, National Association.

10.3	$10,705,882.35 Term Note Dated December 23, 2009 between Astronics Corporation and Bank of America, N.A.

10.4	$4,588,235.30 Term Note Dated December 23, 2009 between Astronics Corporation and KeyBank National Association.